SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [   ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Definitive Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-12

HEWLETT-PACKARD COMPANY

(Name of Registrant as Specified In Its Charter)

WALTER B. HEWLETT, EDWIN E. VAN BRONKHORST AND THE WILLIAM R. HEWLETT REVOCABLE TRUST

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	Fee not required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

GREEN PROXY CARD

HEWLETT-PACKARD COMPANY

PROXY FOR THE MARCH 19, 2002 SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY WALTER B. HEWLETT, EDWIN E. VAN BRONKHORST
AND THE WILLIAM R. HEWLETT REVOCABLE TRUST (THE “TRUST”) AND
NOT BY THE BOARD OF DIRECTORS OF HEWLETT-PACKARD COMPANY

     The undersigned stockholder of Hewlett-Packard Company hereby appoints Walter B. Hewlett, Keith A. Flaum, and Daniel H. Burch, and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Special Meeting of Stockholders of Hewlett-Packard Company to be held on Tuesday, March 19, 2002 and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

     Receipt of the proxy statement is hereby acknowledged.

     This proxy, when properly executed, will cause your shares to be voted as you direct. If you return this proxy, properly executed, without specifying a choice, your shares will be voted against item (1) on the reverse side and will be voted for item (2) on the reverse side.

SEE REVERSE SIDE	(Continued and to be signed on the reverse side)	SEE REVERSE SIDE

GREEN PROXY CARD	PLEASE SIGN, DATE AND MAIL YOUR GREEN PROXY CARD PROMPTLY	Please mark your votes as indicated in this example	[X]

MR. HEWLETT, MR. VAN BRONKHORST AND THE TRUST STRONGLY RECOMMEND A VOTE “AGAINST” ITEM (1) BELOW AND A VOTE “FOR” ITEM (2) BELOW.

1.	To approve the issuance of shares of Hewlett-Packard Company common stock in connection with a merger of Heloise Merger Corporation with and into Compaq Computer Corporation contemplated by the Agreement and Plan of Reorganization among HP, Heloise Merger Corporation and Compaq Computer Corporation.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly be presented to the meeting or any adjournment or postponement of the meeting.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Dated:______________________________________, 2002

(Signature)

(Signatures if held jointly)

(Title)

Please sign exactly as your name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. The signer hereby revokes all proxies previously given by the signer to vote at the Special Meeting of Stockholders of Hewlett-Packard Company, and any adjournment or postponement thereof.